Q2 2023 Investor Presentation

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) the COVID-19 pandemic; (9) cyber incidents or other failures, disruptions or security beaches; or (10) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2022. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.3 billion at June 30, 2023 • Market Cap: $280 million at July 12, 2023 • Ownership (S&P Global as of July 12, 2023) • Institutional: 41% • Insider/ESOP: 14% | 3 Our Company Total Assets $3.3B Total Loans $2.5B Total Deposits $2.6B

Our Markets | 4

Quarterly Financial Highlights

(dollars in thousands, except per share data)

	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023	2Q 2023
Profitability						
Net income	$ 4,401	$ 8,461	$ 10,434	$ 10,776	$ 11,320	$ 9,781
Diluted EPS	0.53	1.03	1.28	1.32	1.39	1.21
ROA	0.60 %	1.03 %	1.27 %	1.35 %	1.43 %	1.21 %
ROE	5.1	10.2	12.4	13.2	13.5	11.3
ROATCE[1]	6.5	14.4	17.3	18.8	18.8	15.5
Efficiency ratio	67.8	66.1	58.5	57.8	57.1	62.1
Provision for loan losses	$ 3,215	$ 591	$ 1,696	$ 1,987	$ 814	$ 511
Core pre-provision net income[1]	6,641	9,530	11,507	11,941	11,559	10,084
Balance Sheet						
Assets	$ 3,332,228	$ 3,362,216	$ 3,167,666	$ 3,228,280	$ 3,266,970	$ 3,290,153
Loans	2,157,969	2,224,655	2,303,279	2,430,750	2,466,392	2,510,759
Cash and cash equivalents	548,019	444,151	150,556	87,401	107,171	96,873
Allowance for loan losses	(26,731)	(26,020)	(27,351)	(29,299)	(30,118)	(30,639)
Total deposits	2,941,179	2,920,376	2,738,424	2,633,181	2,557,744	2,551,718
Loan/Deposit	73 %	76 %	84 %	92 %	96 %	98 %
Per Share Data						
Share price	$ 40.79	$ 34.13	$ 38.99	$ 40.03	$ 33.03	$ 33.21
Book value	39.93	39.44	38.27	39.82	41.66	42.22
Tangible book value[1]	29.57	28.86	27.66	29.20	31.09	31.59
Price / tangible book value per share	138 %	118 %	141 %	137 %	106 %	105 %
Dividend paid	$ 0.23	$ 0.23	$ 0.23	$ 0.24	$ 0.25	$ 0.25

(1) See appendix for reconciliation of Non-GAAP items.

Home Bancorp, Inc. | 5

H om e B an k To ta l A ss et s ($ in m ill io ns ) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Jun-23 YTD 1,000 2,000 3,000 4,000 Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank March 2010 $199 FDIC-assisted 6 All Cash Guaranty Savings Bank July 2011 $257 95% 5 All Cash Britton & Koontz Bank February 2014 $301 90% 8 All Cash Bank of New Orleans September 2015 $346 126% 4 All Cash St. Martin Bank & Trust December 2017 $597 183% 12 ~80% Stock, 20% Cash(1) Texan Bank March 2022 $416 144% 5 All Cash (1) Cash was comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. Statewide Bank Guaranty Savings Bank Britton & Koontz Bank Bank of New Orleans St. Martin Bank & Trust CAGR = 13.4% as of June 30, 2023 | 6 Asset Growth Texan Bank

($ in millions) $9.9 $12.6 $16.0 $16.8 $31.6 $27.9 $24.8 $48.6 $34.1 $21.1 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0 $10 $20 $30 $40 $50 $60 Net Income $1.42 $1.79 $2.25 $2.28 $3.40 $3.05 $2.85 $5.77 $4.16 $2.60 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Diluted EPS Earnings | 7

Profitability 1.46 1.27 0.99 1.76 1.07 1.43 1.21 1.53 1.32 1.12 1.04 1.25 1.46 1.24 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 2Q 2023 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 10.9 9.0 7.8 14.4 10.2 13.5 11.3 11.4 9.3 8.9 8.5 11.8 13.8 11.6 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 2Q 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 14.8 11.8 10.2 18.0 13.9 18.8 14.6 14.9 11.8 11.1 10.5 15.6 18.6 15.5 ROATCE Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 2Q 2023 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 60.0 63.3 59.1 57.1 62.1 57.1 62.1 59.6 63.5 63.8 64.8 61.2 58.1 61.7 GAAP Core pre-provision earnings 2018 2019 2020 2021 2022 1Q 2023 2Q 2023 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 8

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) Originated Acquired PPP Loans 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Jun-23 YTD — 500 1,000 1,500 2,000 2,500 3,000 CAGR Excluding PPP Loans: Total Loan CAGR = 15% Originated Loan CAGR = 13% Organic Loan Growth (excludes acquisition accounting & unearned income) | 9

Loan Portfolio (as of June 30, 2023) CRE, 47% 1-4 Mortgage, 17% C&I, 15% C&D, 13% Multifamily, 4% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 30% New Orleans, 28% Houston, 16% Northshore 13% Baton Rouge, 11% MS, 2% CRE Loan Portfolio • Owner Occupied - 53% • Non-owner Occupied - 47% 2Q 2023 annualized growth rate - 6% • Total loans - $2.5 billion • Houston market - 19% 2Q 2023 growth rate | 10

Non-Owner Occupied CRE (as of June 30, 2023) | 11 • Average Balance $847K • Approximately 21.9% of total loans • $3.2 million or 0.6% of the N.O.O. portfolio is nonaccrual Retail - Multi-Tenant, 26% Hotel, 21% Office, 15% Other, 9% Warehouse/Industrial, 8% Mixed Use, 7% Retail - Single Tenant, 4% Other Specialty Use, 4% Medical Office, 3% Healthcare, 2% Restaurant/Bar, 1% Office Exposure Zero nonaccrual and criticized loans in office exposure Office Loans Total $81.4 million or 3.2% of total loans Average Office Loan Balance $1.2 million Office Exposure Houston 45 % Baton Rouge 33 % Acadiana 8 % Northshore 7 % New Orleans 6 % Geographic Exposure Geographic Exposure Houston Baton Rouge Acadiana Northshore New Orleans

C&D Portfolio (as of June 30, 2023) Lots, Development and Unimproved Land, 25% 1-4 Family Construction, 32% Commercial Construction, 43% Composition | 12 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Jun-23 YTD (0.10)% —% 0.10% 0.20% 0.30% 0.40% 0.50% Total Balance $327.5 million Average Balance $449.2K $659K net charge-offs since 2009 0.7% on Nonaccrual or $2.3 million

($ in m ill io ns ) $1.4 $3.8 $3.7 $(0.7) $1.3 $— $21.1 $29.3 $30.6 Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision Net Charge- offs Dec 2022 Organic Provision Net Charge- offs Jun 2023 $0 $10 $20 $30 $40 2022 (dollars in thousands) 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Total Loans $ 2,224,655 $ 2,303,279 $ 2,430,750 $ 2,466,392 $ 2,510,759 Total nonaccrual loans 18,497 17,080 10,513 11,232 12,170 Total special mention loans 3,148 10,761 7,083 9,778 9,511 Total substandard loans 21,984 20,060 21,526 23,519 27,252 Total criticized loans $ 25,132 $ 30,821 $ 28,609 $ 33,297 $ 36,763 Nonaccrual loans / Total loans 0.83% 0.74% 0.43% 0.46% 0.48 % Criticized loans / Total loans 1.13% 1.34% 1.18% 1.35% 1.46 % ALL / Total Loans 1.17% 1.19% 1.21% 1.22% 1.22% 20232021 Changes in ALL | 13

1.16 1.21 1.30 0.77 0.49 0.34 0.38 1.01 0.72 0.75 0.40 0.28 0.14 0.21 NPAs / Total Assets Originated NPAs / Total Assets 2017 2018 2019 2020 2021 2022 Jun-23 YTD 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title — 0.15 0.09 0.12 0.09 0.03 — 2017 2018 2019 2020 2021 2022 Jun-23 YTD 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 57 63 63 165 146 267 247 ALL / NPAs 2017 2018 2019 2020 2021 2022 Jun-23 YTD 0% 50% 100% 150% 200% 250% ALL / NPAs 1.74 1.94 1.73 1.03 0.83 0.41 0.40%0.82 0.87 1.32 0.74 0.57 0.32 0.35% Past Due Loans / Loans Originated Past Due / Originated Loans 2017 2018 2019 2020 2021 2022 Jun-23 YTD 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 14

Investment Portfolio | 15 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $234 $(27) 4.8 CMBS 163 (14) 3.4 Muni 57 (8) 6.7 CMO 21 (1) 4.5 Agency 20 (1) 3.2 Corp 7 (1) 2.3 Total $504 -$53 4.5 10 Year Investment Cash Flow 5% 12% 23% 38% 53% 64% 72% 78% 83% 87% 90% Expected Principal Cash Flows (dollars in thousands Percentage of Cash Flows FYE 2023 FYE 2024 FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 47% CMBS 33% Muni 11% CMO 4% Agency 4% Corp 1% 14% of total assets 2.37% Q2 yield $53.2 million loss approximately 10.6% of book value 99.8% AFS $6.1 million MV decline in Q2 $11.0 million decline in book value QoQ

Acadiana 55% New Orleans 14% Houston 10% Northshore 9% Mississippi, 7% Baton Rouge, 4% $ in m ill io ns 25% 24% 28% 30% 34% 33% 27% 28% 29% 31% 25% 25% 20% 22% 17% 13% 13% 18% 17% 15% 15% 15% 16% 14% 11% 11% 11% 11% 12% 10% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2018 2019 2020 2021 2022 Jun 2023 $1,600 $2,000 $2,400 $2,800 Change (dollars in thousands) 6/30/2022 3/31/2023 6/30/2023 QoQ YoY Demand Deposits $ 938,531 $ 854,736 $ 816,555 $ (38,181) $ (121,976) Savings 316,974 288,788 261,780 (27,008) (55,194) Money Market 483,951 384,809 363,801 (21,008) (120,150) NOW 791,692 657,499 645,087 (12,412) (146,605) CDs 389,228 371,912 464,495 92,583 75,267 Total Deposits $ 2,920,376 $ 2,557,744 $ 2,551,718 $ (6,026) $ (368,658) Deposits (as of June 30, 2023) | 16 $31,629 Average deposit size 33% Non-interest bearing deposit composition

Deposits (as of June 30, 2023) | 17 Retail Business Public Broker Total FDIC Insured 44% 19% —% —% 63% Uninsured (1) 6 17 — — 23 Reciprocal — 4 — — 4 Public Funds — — 8 — 8 Brokered Deposits — — — 2 2 Total 50% 40% 8% 2% 100% Cost of Deposits 0.15 0.17 0.23 0.41 0.62 0.930.46 0.42 0.42 0.57 1.38 2.49 Non-maturity deposits Certificates of deposit 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 — 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 (1) Over FDIC limit and not collateralized (2) Uninsured deposits divided by total primary funding sources Funding Availability (in thousands) Q2 2023 FHLB availability $ 897,776 FRB - Bank Term Funding Program 109,379 Unencumbered investments (book) 72,354 FRB discount window 500 Total primary funding sources $ 1,080,009 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,135,009 Uninsured Deposits(1) Approximately $570 million or 23% of total deposits Coverage of Uninsured Deposits(2) 189%

3.39 3.76 4.11 4.38 4.18 3.94 NIM 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3.00% 3.50% 4.00% 4.50% NIM (TE) 4.88 4.94 5.17 5.43 5.67 5.82 Loan Yield 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 4.50% 5.00% 5.50% 6.00% Yield on Loans 0.24 0.25 0.46 0.70 1.33 1.91 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 0.0% 1.0% 2.0% 3.0% Cost of Interest-Bearing Liabilities Yields | 18 Short-term FHLB advances at June 2023 was $262 million with a cost of 5.12% NIM decreased 24 bps for the quarter ended June 2023 1.30% Cost of interest-bearing deposits for the quarter ended June 2023

Rate Shock 1 Year % Change in NII -100 (1.5)% +100 0.7% +200 1.1% +300 1.6% % of assets 2019 2022 Q2 2023 Q2 Cash 2% 13% 3% Investments 12% 14% 14% Loans, excluding PPP 78% 66% 76% Other Assets 8% 7% 7% NMD - noninterest-bearing 20% 28% 25% NMD - interest-bearing 45% 47% 39% CDs 18% 12% 14% Total Deposits 83% 87% 78% Advances 2% 1% 9% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 10% 11% Loan portfolio effective duration ~ 2.5 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 2Q2023 Interest-bearing deposits 36% 40% 22% Total deposits 27% 31% 15% Interest-bearing liabilities 33% 40% 33% Funding earning assets 23% 29% 22% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 19 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q3- 16 Q4- 16 Q1- 17 Q2- 17 Q3- 17 Q4- 17 Q1- 18 Q2- 18 Q3- 18 Q4- 18 Q1- 19 Q2- 19 Q3- 19 Q4- 19 Q1- 20 Q2- 20 Q3- 20 Q4- 20 Q1- 21 Q2- 21 Q3- 21 Q4- 21 Q1- 22 Q2- 22 Q3- 22 Q4- 22 Q1- 23 Q2- 23 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 4.5 32% of loan portfolio is variable

0.62 0.62 0.62 0.57 0.54 0.44 0.44 2017 2018 2019 2020 2021 2022 Jun-23 YTD 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.79 2.83 2.87 2.53 2.41 2.51 2.50 2017 2018 2019 2020 2021 2022 Jun-23 YTD 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Service fees and charges $ 1,257 $ 1,300 $ 1,198 $ 1,250 $ 1,230 Bank card fees 1,636 1,623 1,566 1,787 1,715 Gain on sale of loans 264 78 22 57 26 Loss on sale of securities, net — — — (249) — Loss on sale of assets, net (6) 18 9 (17) (3) Other 535 455 544 483 480 Total noninterest income $ 3,686 $ 3,474 $ 3,339 $ 3,311 $ 3,448 Noninterest income less loss on sale of securities and assets $ 3,692 $ 3,456 $ 3,330 $ 3,577 $ 3,451 (dollars in thousands) 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Compensation $ 12,583 $ 12,128 $ 12,880 $ 12,439 $ 12,601 Data processing 2,533 2,284 2,295 2,321 2,132 Occupancy 2,354 2,297 2,261 2,350 2,447 Provision for unfunded — 146 (170) 210 151 Other 4,295 3,868 3,915 2,620 3,628 Total noninterest expense $ 21,765 $ 20,723 $ 21,181 $ 19,940 $ 20,959 Merger expenses 1,583 60 — — — Foreclosed asset recovery (739) — Noninterest expense excl. provision for unfunded and merger expenses $ 20,182 $ 20,517 $ 21,351 $ 20,469 $ 20,808 Noninterest Income & Expense | 20

$0.41 $0.55 $0.71 $0.84 $0.88 $0.91 $0.93 $0.50 Q1 Q2 Q3 Q4 2016 2017 2018 2019 2020 2021 2022 2023 $0.00 $0.25 $0.50 $0.75 $1.00 Dividends Per Share 25.16 27.22 29.60 34.00 29.57 29.20 31.5925.39 27.15 29.00 33.92 31.16 33.95 36.21 Tangible book value Tangible book value excluding AOCI 2018 2019 2020 2021 March 2022 2022 June 2023 $20 $25 $30 $35 $40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2018 30,887 $ 38.66 $ 1,194,061 2019 419,498 36.82 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 (as of 7/12/2023) 115,740 31.75 3,675,002 Total 1,630,991 $ 33.45 $ 54,559,371 Capital | 21 ~ 80,000 shares remaining in current plan as of July 12, 2023 Cash dividend of $0.25 per share payable on August 10, 2023 13% Shares repurchased since 2017 8.2% CAGR TBV / share, excluding AOCI since 2018 Cash acquisition - Texan Bank

9.7 9.8 10.4 10.7 10.8 13.9 14.7 12.4 12.8 12.8 15.2 15.9 13.6 14.0 14.1 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2020 2021 2022 1Q 2023 2Q 2023 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 22 As Reported Including AOCI Losses (1) Common Equity Tier 1 capital 12.8% 11.4% Tier 1 risk based capital 12.8% 11.4% Total risk based capital 14.1% 12.6% Tier 1 leverage capital 10.8% 9.6% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of 6/30/2023

Investment Perspective | 23

| 24

Appendix

(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023	2Q 2023
Total shareholders' equity	$ 337,504	$ 329,124	$ 316,656	$ 329,954	$ 345,100	$ 346,117
Less: intangible assets	87,569	88,309	87,839	87,973	87,527	87,138
Non-GAAP tangible shareholders' equity	$ 249,935	$ 240,815	$ 228,817	$ 241,981	$ 257,573	$ 258,979
Reported net income	$ 4,401	$ 8,461	$ 10,434	$ 10,776	$ 11,320	$ 9,781
Add: amortization CDI, net tax	199	359	358	350	352	307
Non-GAAP tangible net income	$ 4,600	$ 8,820	$ 10,792	$ 11,126	$ 11,672	$ 10,088
Return on average equity	5.1 %	10.2 %	12.4 %	13.2 %	13.5 %	11.3 %
Add: intangible assets	1.4	4.2	4.9	5.6	5.3	4.2
Non-GAAP return on tangible common equity	6.5 %	14.4 %	17.3 %	18.8 %	18.8 %	15.5 %
Book value per share	$ 39.93	$ 39.44	$ 38.27	$ 39.82	$ 41.66	$ 42.22
Less: intangible assets	10.36	10.58	10.61	10.62	10.57	10.63
Non-GAAP tangible book value per share	$ 29.57	$ 28.86	$ 27.66	$ 29.20	$ 31.09	$ 31.59
Reported net income	$ 4,401	$ 8,461	$ 10,434	$ 10,776	$ 11,320	$ 9,781
Less: PPP loan income	799	402	132	26	26	24
Less: gain (loss) on sale of assets	5	(6)	18	9	(17)	(3)
Less: gain(loss) on sale of securities	—	—	—	—	(249)	—
Less: loan discount accretion	457	879	847	750	668	647
Add: provision for loan losses	3,215	591	1,696	1,987	814	511
Add: provision (reversal) for credit losses on unfunded commitments	302	—	146	(170)	210	151
Add: CDI amortization	252	454	453	443	446	389
Add: One-time recovery of foreclosed asset	—	—	—	—	(739)	—
Add: merger-related expenses	328	1,583	60	—	—	—
Total non-core items, net of taxes	2,240	1,069	1,073	1,165	239	303
Core pre-provision net income [1]	$ 6,641	$ 9,530	$ 11,507	$ 11,941	$ 11,559	$ 10,084

Home Bancorp, Inc. | 25

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2018	2019	2020	2021	2022	Jun-23 YTD
Total shareholders' equity	$ 304,040	$ 316,329	$ 321,842	$ 351,903	$ 329,954	$ 346,117
Less: intangible assets	66,055	64,472	63,112	61,949	87,973	87,138
Non-GAAP tangible shareholders' equity	$ 237,985	$ 251,857	$ 258,730	$ 289,954	$ 241,981	$ 258,979
Reported net income	$ 31,590	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 21,101
Add: amortization CDI, net tax	1,458	1,251	1,074	919	1,266	660
Non-GAAP tangible income	$ 33,048	$ 29,183	$ 25,839	$ 49,540	$ 35,338	$ 21,761
Return on average equity	10.9 %	9.0 %	7.8 %	14.4 %	10.2 %	12.4 %
Add: intangible assets	3.9	2.8	2.4	3.6	3.7	4.7
Non-GAAP return on tangible common equity	14.8 %	11.8 %	10.2 %	18.0 %	13.9 %	17.1 %
Originated loans	$ 1,095,160	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,071,886
Acquired loans	554,594	463,160	354,815	246,324	469,325	438,873
Total loans	$ 1,649,754	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,510,759
Originated NPAs	$ 15,526	$ 16,421	$ 10,353	$ 8,348	$ 4,489	$ 6,953
Acquired NPAs	10,444	12,121	9,628	6,116	6,487	5,444
Total NPAs	$ 25,970	$ 28,542	$ 19,981	$ 14,464	$ 10,976	$ 12,397
Originated past due loans	$ 9,549	$ 16,541	$ 12,070	$ 9,071	$ 6,215	$ 7,260
Acquired past due loans	22,493	13,098	8,335	6,146	3,683	2,764
Total past due loans	$ 32,042	$ 29,639	$ 20,405	$ 15,217	$ 9,898	$ 10,024
Average assets	$ 2,160,942	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,235,107
Less: average PPP loans	—	—	169,665	169,149	15,691	6,242
Average assets excluding PPP loans	$ 2,160,942	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,228,865

Home Bancorp, Inc. | 26

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

		2018		2019		2020		2021		2022		Jun-23 YTD
Reported noninterest income	$	13,447	$	14,415	$	14,305	$	16,271	$	13,885	$	6,759
Less: BOLI benefit		—		1,194		—		1,717		—		—
Less: gain (loss) on sale of securities		—		—		—		—		—		(249)
Less: gain (loss) on sale of assets		—		(347)		—		(504)		26		(20)
Non-GAAP noninterest income	$	13,447	$	13,568	$	14,305	$	15,058	$	13,859	$	7,028
Reported noninterest expense	$	63,225	$	63,605	$	62,981	$	66,982	$	81,909	$	40,899
Less: lease termination		—		291		—		—		—		—
Less: severance pay		—		287		—		—		—		—
Less: one-time foreclosed asset recovery		—		—		—		—		—		739
Less: merger-related expenses		2,010		—		—		299		1,971		—
Non-GAAP noninterest expense	$	61,215	$	63,027	$	62,981	$	66,683	$	79,938	$	40,160
Reported net income	$	31,590	$	27,932	$	24,765	$	48,621	$	34,072	$	21,101
Less: PPP loan income		—		—		5,895		13,208		1,359		50
Less: Write of FDIC loss share receivable		—		(680)		—		—		—		—
Less: BOLI benefit		—		1,194		—		1,717		—		—
Less: gain (loss) on sale of assets		—		(347)		—		(504)		26		(20)
Less: gain (loss) on sale of securities		—		—		—		—		—		(249)
Less: loan discount accretion		5,805		3,503		4,097		2,361		2,933		1,315
Add: provision (reversal) for loan losses		3,943		3,014		12,728		(10,161)		7,489		1,325
Add: provision for credit losses on unfunded commitments		—		—		—		390		278		361
Add: CDI amortization		1,845		1,583		1,360		1,163		1,602		835
Add: lease termination		—		291		—		—		—		—
Add: severance pay		—		287		—		—		—		—
Add: one-time foreclosed asset recovery		—		—		—		—		—		(739)
Add: merger-related expenses		2,010		—		—		299		1,971		—
Non-core items, net of taxes		1,575		1,189		3,236		(19,822)		5,547		542
Core pre-provision net income [(1)]	$	33,165	$	29,121	$	28,001	$	28,799	$	39,619	$	21,643

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 27

2018 2019 2020 2021 1Q2022 2022 1Q2023 Jun-23 YTD Total shareholders' equity $ 304,040 $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 345,100 $ 346,117 Less: intangible assets 66,055 64,472 63,112 61,949 87,569 87,973 87,527 87,138 Non-GAAP tangible shareholders' equity $ 237,985 $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 257,573 $ 258,979 Less: AOCI (2,206) 692 5,274 744 (13,465) (39,307) (33,774) (37,833) Non-GAAP tangible shareholders' equity AOCI adjusted $ 240,191 $ 251,165 $ 253,456 $ 289,210 $ 263,400 $ 281,288 $ 291,347 $ 296,812 Shares Outstanding 9,459,050 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,284,130 8,197,859 Book value per share $ 32.14 $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 41.66 $ 42.22 Less: intangible assets 6.98 6.97 7.22 7.27 10.36 10.62 10.57 10.63 Non-GAAP tangible book value per share $ 25.16 $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 31.09 $ 31.59 Less: AOCI (0.23) 0.07 0.60 0.08 (1.59) (4.75) (4.08) (4.62) Non-GAAP tangible book value per share AOCI adjusted $ 25.39 $ 27.15 $ 29.00 $ 33.92 $ 31.16 $ 33.95 $ 35.17 $ 36.21 Appendix (non-GAAP reconciliation) | 28 (dollars in thousands)